Supplement Dated May 13, 1997,
to Prospectus Dated May 1, 1997
Kansas City Life Variable Life Separate Account
Variable Universal Life Contract

For contracts sold in the state of Connecticut, the provisions of the Variable Universal Life Contract, as described in the Variable Universal Life Prospectus are changed to provide for the Right to Exchange provision. These changes are outlined below.

The "Special Transfer Right" shown on page 21 of the prospectus is deleted and replaced with the following:

Right to Exchange
During the first 24 Contract Months following the Contract Date and during the first 24 Contract Months following the effective date of an increase to the Specified Amount, the Owner may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.